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                                                                   EXHIBIT 10.26

                        TERMINATION AGREEMENT AND RELEASE
                             (VERIZON DATA SERVICES)

     This Agreement is entered into by and between the parties named below as of February 14, 2002.

1. Reference is made to that certain Amended and Restated Agreement of Merger dated as of December 7, 2001, as amended and restated as of January 14, 2002 by and among Verizon Information Services Inc., TSI Telecommunication Holdings, Inc., TSI Merger Sub, Inc. and TSI Telecommunication Services, Inc. (as amended through the date hereof, the "Agreement"). Reference is further made to Section 7.2(k) of the Agreement. All capitalized terms used herein shall have meanings assigned in the Agreement unless otherwise specifically defined herein.

2. The undersigned are parties or successors to written and oral agreements or arrangements, including without limitation, the GTE Data Services Incorporated Agreement dated April 1, 1989, for the provision of data processing services pursuant to a mainframe agreement and a distributed processing agreement (the "Data Processing Agreements") that are being superseded by a Mainframe Computing Services Agreement and a Distributed Processing Services Agreement (the "VITI Agreements") being entered into effective as of the date hereof.

3. For good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, each of the undersigned parties agrees that from and after the date hereof:

     (i) neither party shall have any continuing obligation or liability to the other party or its Affiliates under the Data Processing Agreements;

     (ii)   the Data Processing Agreements are hereby terminated;

     (iii) each of the parties hereby releases the other party and its Affiliates from any and all liabilities, obligations or claims (whether accrued or contingent, known or unknown) arising from or resulting from the Data Processing Agreements; and

     (iv) notwithstanding the foregoing, TSI, subject to the right to dispute any invoices, shall make all payments for services through the Date of Closing pursuant to invoices rendered after December 31, 2001 and in accordance with the Data Processing Agreements.

4. Nothing in this Agreement shall affect the obligations of TSI and Verizon Information Technologies Inc. under the VITI Agreements.

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IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.


                                  VERIZON DATA SERVICES INC.

                                       By:  /s/ Larry B. Reed
                                            Name: Larry B. Reed
                                            Title: Corporate Controller


                                  TSI TELECOMMUNICATION SERVICES, INC.

                                       By:  /s/ Robert F. Garcia, Jr.
                                            Name: Robert F. Garcia, Jr.
                                            Title: Assoc. General Counsel/
                                                   Assistant Secretary